UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 12, 2009 (May 12, 2009)

WYNDHAM WORLDWIDE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-32876	20-0052541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Sylvan Way Parsippany, NJ	07054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(973) 753-6000

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.

On May 12, 2009, Wyndham Worldwide Corporation (the "Company") issued a press release announcing that it intends to offer for sale to the public senior unsecured notes due 2014 and convertible notes due 2012 through two underwritten public offerings, each pursuant to the Company's effective shelf registration statement on Form S-3 (No. 333-155676).

A copy of the Company’s press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01  Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press Release of Wyndham Worldwide Corporation, dated May 12, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM WORLDWIDE CORPORATION

Date: May 12, 2009	By:	/s/ Virginia M. Wilson
		Name:	Virginia M. Wilson
		Title:	Chief Financial Officer

WYNDHAM WORLDWIDE CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated May 12, 2009
EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release of Wyndham Worldwide Corporation, dated May 12, 2009.